Exhibit 32.2

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Golden Pond Healthcare, Inc. (the “Company”) for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), I, Michael C. Litt, Chief Financial Officer and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 11, 2009	/s/ Michael C. Litt
Michael C. Litt, Chief Financial Officer and Secretary